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                                                                  Exhibit (j)(1)




                          INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
ING Mayflower Trust:

We consent to the use of our reports dated July 5, 2002 incorporated herein by reference and to the references to our firm under the heading "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information.

                                  /s/ KPMG LLP


Boston, Massachusetts
September 23, 2002